合同登记编号:DQSGAJ20151218

Contract Registration Number: DQSGAJ20151218

公共场所无线上网安全管控系统

终端特征采集设备采购合同

Wireless Internet access in public places security management and control systems terminal feature collection equipment purchase contract

签订地点:大庆市公安局

Signed Location: Daqing City Public Security Bureau

2016年1月

January,2016

甲方(买方):大庆市公安局

Party A (Purchaser):Daqing City Public Security Bureau

地址:大庆市萨尔图区东风新村纬二路15号

Address: No.15 WeiEr Road Dongfeng New Village Saertu District, Daqing City

邮政编码:163311

Postal code: 163311

电话:18603678915 18603678456

联系人:曲文波 王欣鹏

Contact: Wenbo Qu Xinpeng Wang

乙方(卖方):数海信息技术有限公司

Party B (Seller):Shuhai Information Technology Co., Ltd

地址:北京市丰台区星火路1号昌宁大厦21层

Address: Floor 21,Changning Building,No.1 Xinghuo Road, Fengtai District, Beijing City

邮编:100070

Postal Code: 100070

联系电话:18600849987

联系人:刘志欣、

Contact: Zhixin Liu

依照《中华人民共和国合同法》、《中华人民共和国政府采购法》等法律、法规规定,甲乙双方本着平等、自愿、公平和诚实信用的原则,同意按照以下条款和条件,订立本合同,合同编号:DQSGAJ20151218。

In accordance with the " Contract Law of People's Republic of China", " China Government Procurement Law of People's Republic" and other laws and regulations, both Parties in line with the principle of equality, voluntariness, fairness and good faith, agreed according to the following terms and conditions, to enter into this contract, the contract No.:

DQSGAJ20151218.

一、甲方采购的货物名称、数量及金额

I. Party A procurement of goods, quantity and amount

序号 No.	设备名称 Device name	单位 Unit	数量 Quantity	综合单价 comprehensive unit price	综合总价 Comprehensive total price
1	无线上网终端特征采集设备 Wireless Internet terminal feature collection device	Set	400	2625元/套 2625 yuan / set	105万元 1.05 million yuan
2	3G无线上网卡(含一年流量) 3G wireless network card (including one year flow)	张 Sheet	400
3	终端特征采集 设备电费 Terminal characteristic collection equipment electricity bills	台 Set	400
4	安装实施费	台 Set	400

1.1合同总金额为人民币 1050000 元,大写: 壹佰零伍万 元整。

1.1 The total amount of contract is 1.05 million yuan.

1.2 其中3G无线上网卡要求为工业级数据卡。

1.2 3G wireless network card which requires industrial-grade data card.

1.3安装实施费包含设备安装过程所需的人工费用。

1.3 Installing implementation fee includes the labor costs for equipment installation.

二、技术资料

II. Technical data

2.1	甲方向乙方所采购的货物的有关技术要求及相关资料。

2.1 Relevant technical requirements of procured goods and related materials Party A from Party B.

2.2	乙方按招标文件规定的时间向甲方提供使用货物的有关资料。

2.2 Party B according to the time of the tender documents provide relevant information to the use of the goods to Party B.

2.3	没有甲方事先书面同意,乙方不得将由甲方提供的有关合同或任何合同条文、规格、计划或资料提供给与履行本合同无关的任何其他人。即使向履行本合同有关的人员提供,也应注意保密并限于履行合同的必须范围。
2.4	without the prior written consent of Party A, Party B shall not provide the relative contract or the provisions, specifications, plans or information of any contract to any other person irrelevant to the performance of this contract. Even if provide the person concerned to fulfill this contract, should also pay attention to the scope of confidentiality and limited to performance of the contract.

三、 知识产权

III. Intellectual property rights

乙方应保证所提供的货物或其任何一部分均不会侵犯任何第三方的专利权、商标权或著作权。如果任何第三方提出侵权指控,乙方须与第三方交涉并承担可能发生的一切法律责任和经济责任。

Party B shall ensure that the goods supplied or any part thereof will not infringe any third Party's patent, trademark or copyright. If any third Party infringement claims, Party B should negotiate with the third Party and shall bear all legal responsibility and economic responsibility that may occur.

四、无产权瑕疵条款

IV. No property defects terms

乙方应保证所交付的货物的所有权完全属于乙方且无任何抵押、查封等产权瑕疵。

Party B shall ensure the ownership of delivering of the goods belongs to party B completely without any mortgage, sealed and property defects.

五、履约保证金

V. Performance bond

5.1	合同成交价为105万元整,需在合同签署后一周之内乙方向甲方支付合同价的5%作为履约保证金,共计5.25万元整。

5.1 Contract price of 1.05 million yuan, Party B needs to pay 5% of the contract price to Party A within a week after the signing of the contract as a performance bond, total of 52,500 yuan a whole.

5.2	履约保证金在验收合格满一年后两周内无息退还。

5.2 Performance Bond in the full year after acceptance refunded without interest within two weeks.

5.3	履约保证金作为违约金的一部分及用于补偿甲方因乙方不能完成其合同义务而蒙受的损失。如造成的损失超出履约的保证金的,甲方有权向乙方追偿损失并终止合同。

5.3 Performance bond as part of liquidated damages and for compensation for Party A, Party B does not fulfill its contractual obligations and incurred losses. As losses beyond compliance margin, Party B has the right to recover losses and terminate the contract.

六、交货

VI Delivery

6.1、交货时间:合同签订后30个工作日之内交货。

6.1 Delivery time: Delivery within 30 working days after signing the contract.

6.2、交货地点: 甲方指定地点

6.2. Place of delivery: location designated by Party A

七、货款支付

VII. Payment

7.1付款方式:项目通过市公安局组成的专家组评判验收合格后,且大庆市公安局收到全部验收资料(含合同、发票、验收文档等)后,甲方向乙方支付合同款的100%,即人民币105万元整。所有资金由大庆市公安局结算。

7.1 Payment: The project through the Municipal Public Security Bureau after the acceptance, and Daqing City Public Security Bureau received all the acceptance information (including contract, invoice, acceptance documents, etc.), the Party A shall pay 100% of the contract to Party B, That is 1.05 million yuan. All funds settlement by Daqing City Public Security Bureau.

7.2政府采购过程中,如存在违法违规行为,在政府采购管理部门调查期间、被行政处罚期间,政府采购管理部门可视情况对采购结果进行重新评价,并延期通知国库支付货款。

7.2 Government procurement process, if have illegal activities, during the government procurement management department investigation, during the administrative penalties, depending on the circumstances public procurement administration to re-evaluate the results of the procurement, and notify the treasury delayed payment.

八、质量保证及售后服务

VIII. Quality assurance and after-sales service

8.1乙方应对终端特征采集设备硬件免费质保5年,软件终身免费升级。乙方产品必须完全符合公安部制定的终端特征采集设备的有关标准,公安部的检测标准及要求改变时,对采购设备免费升级更新最新版本,以符合公安部标准。乙方需响应用户在试运行和免费维护期间,根据实际工作情况提出的需求修改要求。

8.1 Party B shall collect device hardware terminal features free 5-year warranty, free lifetime software upgrades. The products of Party B must fully comply with the relevant standards established by the Ministry of Public terminal features capture device, when the Ministry of testing standards and requirements change, for the procurement of equipment to update the latest version of the free upgrade to meet the Ministry of Public Security standards. Party B should respond to user during commissioning and maintenance-free period, according to the actual needs of the work proposed modification requirements.

8.2乙方要能够监测每个无线上网卡数据流量使用情况,在一年使用期内,乙方保证每个设备采集的数据不能因为流量问题导致不能上传,如到期流量将用尽,由乙方提前及时续费,确保数据流量能够满足每台前端采集设备回传数据的需要。在一年使用期内,乙方要及时缴纳电费,确保每台前端采集设备不能因欠缴电费导致无法工作,如电费即将到期,由乙方提前及时续费。

8.2 Party B to be able to monitor each wireless network card data flow usage, use in one-year period, Party B ensure that data by each device can not because traffic problems caused not be upload, if expiration flow will be exhausted, Party B in advance renewals in a timely manner, ensure that data flow can meet the needs of each front-end data acquisition equipment return. Use in a one-year period, Party B should timely payment of electricity bills to ensure that each front-end collection device can not be due to non-payment of electricity bills cause does not work, if electricity is about to expire, timely renewals in advance by Party B.

8.3乙方承诺在大庆成立专业的售后服务和技术维护人员队伍,保障终端特征采集设备运维的需要。

8.3 Party B promises established professional service and technical maintenance personnel team in Daqing, security features collection terminal equipment operation and maintenance needs.

8.4 系统验收之前,乙方无条件按软件工程的规范,提供相应的文档,包括但不限于《系统管理员手册》、《用户操作手册》、《系统安装和维护手册》等;

8.4 System before acceptance, Party B unconditionally according to specifications of software engineering, provide the appropriate documentation, including but not limited to the "System Administrator's handbook," "user's manual", "System Installation and Maintenance Manual," and so on;

8.5 乙方提供详细的售后服务内容(包括周期性检查、性能调优、系统升级、相关培训和交流)、故障处理应急方案及服务承诺,服务组织、主动服务、被动服务及赴现场处理故障的响应速度等。所有售后服务必须以中文方式提供。

8.5 Party B provide detailed after-sales service content (including periodic inspection, performance tuning, system upgrades, training and communication),troubleshooting emergency plans and service commitments, service organizations, active service, passive services and respond to the scene to deal with failure speed. All after-sales service must be provided in Chinese.

8.6 在免费维护期过后,乙方继续为本项目提供长期优惠的技术服务,包括技术支持、故障的快速响应及相关人员的技术咨询。

8.6 In the free maintenance period, Party B continue to provide long-term benefits of technical services for this project, including technical support, rapid response to faults and related technical advice.

8.7 保修费用:保修期内设备发生故障,维修或更换配件所需的全部费用由乙方承担。维修完毕后工程师及时填写维修报告,维修报告包括故障原因、处理情况及用户意见,维修报告由双方各持一份备案。保修期外维修,只收取维护原器件的直接成本,同一性质部件一年内重复出现三次以上故障时免费更换和维修。

8.7 Warranty costs: Warranty period, equipment malfunction, repair,

or replacement parts required for the full cost borne by Party B. Engineers filled reports timely after completing maintenance, maintenance reports including cause of the malfunction, the processing conditions and the views of users, maintenance reports by the two sides each hold one record. maintenance beyond the warranty period, only charge the direct cost of maintaining the original device, the same character is repeated three or more parts failure within a year should be free replacement and maintenance.

8.8 服务响应:保修期内设备、系统发生故障,乙方维修工程师响应时间为30分钟,4小时内判明故障原因,12小时内解决问题。若故障无法及时排除,乙方应提供与该设备型号、规格及技术指标相当的备用机或更新的兼容产品以确保网络、系统的正常运行,网络备用设备应在48小时内提供、其他备用设备应在72小时内提供。如7日内仍不能排除故障,乙方为用户更换设备,所需费用由乙方承担。

8.8 Service Response: warranty equipment, when system failure occurs, maintenance engineers response time of Party B is 30 minutes, within four hours ascertain cause of the failure to solve the problem within 12 hours. If the fault can not be immediately removed, Party B should provide the product available with the device type, specifications and technical indicators equivalent spare machine or updated compatible products to ensure the normal operation of the network, system, network backup equipment should be provided within 48 hours, other backup equipment should provided within 72 hours. 7 days as the problem still persists, Party B replace the equipment for the user, the cost borne by Party B.

8.9 乙方提供7*24小时的电话、在线及现场维护服务,响应时间均应在30分钟之内。

8.9 Party B provide 7 * 24-hour telephone, online and on-site maintenance service, response time should be within 30 minutes.

8.10 保修期后服务内容,由双方另行约定。

8.10 Service content after the warranty period shall be separately agreed upon by both Parties.

九、安装调试及验收

IX, Installation, debugging and acceptance

9.1甲方对乙方提交的货物依据招标文件上的技术规格要求和国家有关质量标准进行现场初步验收,外观、说明书符合招标文件和技术要求的,甲方应在收到货物后三个工作日内确认签收,初步验收不合格的不予签收。对于任何没有原厂包装或包装不全、不能证明其可靠来源的软、硬件设备,用户有权拒绝验收使用、有权要求重新更换设备,由此产生的一切后果由乙方承担。

9.1 Goods submitted Party B Party A in accordance with the technical specifications of the tender documents and relevant national quality standards for preliminary site acceptance, appearance, specification and technical requirements in line with the tender documents, Party A should confirm receipt within three working days after receipt of the goods, the preliminary acceptance unqualified will not be signed. For any non-original packaging or packaging is not complete, can not prove its reliable source of software, hardware, users have the right to refuse acceptance of using. and request to replace the equipment, all the consequences arising there shall be borne by Party B.

9.乙方协助甲方对安装环境进行踏查,安装地点须符合安装需要的必备条件,如杆柱、电源、电源线、3G无线网络信号等必备条件,乙方方可安装。

9.2 Party B shall assist Party A check the installation environment, the installation site must meet the prerequisites required for the installation, such as masts, power supply, power cord, 3G wireless network signal and other prerequisites, before Party B installation.

9.2乙方交货前应对产品作出全面检查和对验收文件进行整理,并列出清单,

作为甲方收货验收和使用的技术条件依据,检验的结果应随货物交甲方。

Before Party B delivery, made comprehensive inspection and acceptance documents sort, and list, as the Party A receipt of acceptance and use of technical conditions on the basis of the results should be tested with the goods cross to Party A.

9.3 乙方交货前应对产品作出全面检查核对验收文件进行整理,并列出清单,作为甲方收货验收和使用的技术条件依据,检验的结果应随货物交甲方。

9.3 Before Party B delivery made comprehensive inspection and acceptance check file finishing, and list, as the Party of receipt of acceptance and use of technical conditions, the inspection results should be with the goods cross to Party A.

9.4甲方按招标文件中对终端特征采集设备的要求,制定验收方案,自行组织专家组进行项目验收,达不到招标文件要求特别是无法按照公安部制定的数据标准向公安机关监控后台推送采集数据的不予验收。因数量多且安装区域分散,甲方应在项目完工后10个工作日内进行验收,在规定验收时间内,不予验收视为验收合格,验收合格后甲方在3个工作日内支付全部合同款项。

9.4 Party A according to the requirements of collection terminal equipment characteristics in the tender documents, make acceptance plan, self-organizing experts groups for project acceptance, can not reach the tender documentation requirements especially can not in accordance with data standards made by Ministry of Public Security to develop monitor the background to the public security organs pushes collection data shall not be acceptance. Due to multi-dispersed and installation area scattered, Party A shall conduct the acceptance within 10 working days after completion of the project, within the stipulated time of acceptance, acceptance shall not be regarded as acceptance, Party A paid all contract payments within three working days after the acceptance.

十、培训要求

X. Training requirements

10.1培训总则:乙方必须提供包括系统软硬件、平台软硬件等的培训,制定详细培训计划书;乙方的培训教员应至少具有一年以上的相同课程教学经验。

10.1 Training General Provisions: Party B must provide software and hardware system, platform software and hardware training, to develop a detailed training plan; trainers of Party B should have at least one year of experience in teaching the same course.

10.2培训要求:乙方应根据不同的项目实施阶段和不同培训对象提供不同培训内容,以达到培训目的。

10.2 Training Requirements: Party B should according to different project implementation stages and training objects to provide different training contents, in order to achieve the training purpose.

10.3培训计划至少包括以下内容:

10.3 Training plan include at least the following:

10.3.1系统维护培训:对系统涉及的软硬件产品进行培训,包括系统日常运行维护操作、软件维护、故障定位与排除等内容。主要目的是:使系统管理人员掌握系统的维护方法。

10.3.1 System Maintenance Training: The training system involves hardware and software products, including operating systems daily operation and maintenance, software maintenance, fault location and troubleshooting content. The main objectives are: to make the system management personnel to grasp system maintenance method.

10.3.2要求提供详细的系统培训方案,培训对象包括运行维护人员、系统管理人员、管理层等,针对不同的对象制定不同级别的培训。乙方要根据系统开发、运行、维护、升级的要求,对培训内容、效果、时间、人数提出详细的总体培训方案。培训应达到参加培训的人员能独立进行系统安装、配置、日常维护、二次开发的效果。培训地点应包括用户单位即大庆市公安局和供应商推荐的先进省市相关部门。培训次数要求在用户单位进行不少于2次,在先进省市相关部门进行不少于1次,培训人数不少于2-3人。

10.3.2 Required to provide detailed system training plan, trainees including operation and maintenance personnel, system management, management, etc., according to different levels training for different objects. Party B according to the requirements of system development, operation, maintenance, upgrade, for training content, effects, time, the number proposed detailed overall training program. the training personnel to achieve independent system installation, configuration, maintenance, secondary development results. Training location should include user units namely Daqing City Public Security Bureau and supplier recommended advanced provinces and relevant departments. training time required number of User units less than 2 times, the relevant departments of provinces and cities in advanced less than 1, the number of trainees at least 2-3 people.

10.3.3为保证知识的顺利转移,除了提供完善的文档和对甲方人员进行充分的培训外,乙方积极促使甲方的技术人员在实施过程中多参与、多实践,实现全面有效的知识转移。

10.3.3 In order to ensure transfer of knowledge, in addition to providing complete document and adequate training of Party A’s workers, Party B actively promote the Party A's technical staff to participate more, practice more in the implementation process, to achieve a comprehensive and effective knowledge transfer.

10.4培训费用:乙方安排技术人员免费培训,在异地进行培训的,甲方参训人员费用由甲方自行解决。

10.4 Training fees: Party B arrange technical staff free training, training in different places, trainees cost of Party A resolve themselves by Party A.

十一、货物包装、发运及运输

XI. Goods packaging, shipping and transportation

11.1乙方应在货物发运前对其进行满足运输距离、防潮、防震、防锈和防破损装卸等要求包装,以保证货物安全运达甲方指定地点。

11.1 Party B should meet the transport distance, moisture, shock, rust and damaged handling and other requirements prior to shipment packaging to ensure safe arrival of goods Party A designated place.

11.2乙方负责将合同涉及的设备运至甲方所在地,。

11.2 Party B responsible for contracts involving the transport equipment to the location of Party A, transportation costs and insurance premiums borne by Party B.

十二、违约责任

XII. Liability for breach of contract

12.1乙方逾期交付货物的,乙方应按逾期交货总额每日千分之三向甲方支付违约金,由甲方从待付货款中扣除。逾期超过约定日期30个工作日不能交货的,甲方可解除本合同。乙方因逾期交货或因其他违约行为导致甲方解除合同的,乙方应向甲方支付合同总值3%的违约金。

12.1 Party B fails to deliver the goods, Party B shall pay liquidated damages to Party A according to daily total overdue delivery three over one thousand, Party A deduction from the purchase price to be paid. Overdue for more than the agreed date of 30 days can not deliver, Party may terminate this contract. Party B because of late delivery or due to other breach led to Party A terminates the contract, Party B should pay 3% of the total value of contract penalty to Party B due to breach of contract.

12.2乙方所交的货物品种、型号、规格、技术参数、质量不符合合同规定及招标文件规定标准的,甲方有权拒收该货物,乙方愿意更换货物但逾期交货的,按乙方逾期交货处理。乙方拒绝更换货物的,甲方可单方面解除合同。其他由双方约定。

12.2 Party B post varieties of goods, models, specifications, technical parameters, quality does not comply with the provisions and standards of the contract in tender documents, the buyer has the right to reject the goods, Party B is willing to replace the goods due to late delivery, according to Party B delivery delay handling. If Party B refused to replace the goods, Party A may unilaterally terminate the contract. Other agreed by both parties.

十三、不可抗力事件处理

XIII Force Majeure Event Processing

13.1在合同有效期内,任何一方因不可抗力事件导致不能履行合同,则合同履行期可延长,其延长期与不可抗力影响期相同。

13.1 In the validity period of the contract, any one of the Parties is unable to perform the contract due to force majeure events, the contract period may be extended, the extended period of force majeure is the same period.

13.2不可抗力事件发生后,应立即通知对方,并寄送有关权威机构出具的证明。

13.2 After the force majeure event occurs, shall promptly notify the other Party, and send a certificate issued by the relevant authority.

13.3不可抗力事件延续120天以上,双方应通过友好协商,确定是否继续履行合同。

13.3 Force majeure event lasts for more than 120 days, the two Parties through friendly consultation should determine whether to continue the contract.

十四、解决合同争议或纠纷的方式

Resolve a contractual dispute or disputes

14.1双方协商解决 ;

14.1 The two Parties negotiated to settle;

14.2向大庆市仲裁委员会申请仲裁;

14.2 To Daqing City Arbitration Commission for arbitration;

14.3向大庆市人民法院提起诉讼。

14.3 Sued to Daqing City People's Court.

十五、合同生效及其它

The contract entered into force and other

15.1合同经双方法定代表人或授权委托代理人签字,加盖单位公章后生效。

15.1 Contract by mutual legal representative or authorized agent signed after the effective date stamped with the official seal.

15.2合同执行中,如需修改或补充合同内容,由双方协商另签署书面修改或补充协议作为主合同不可分割的一部分。

15.2 In the execution of the contract, if you need modify or supplement the contract content, by mutual agreement in writing signed another agreement to modify or supplement as an integral part of the main contract.

15.3本合同未尽事宜,遵照《合同法》有关条文执行。

15.3 Contract outstanding issues, in accordance with the relevant provisions of the "Contract Law" implementation.

15.4本合同正本一式肆份,具有同等法律效力,甲方贰份,乙方贰份。

15.4 Quadruplicates original contract, with the same legal effect, two copies of Party A, two copies to Party B.

签署各方充分知悉且易理解本合同全部内容,于本页加盖公章予以确认;各方均保证,本签字页之签名者已获有效授权并足以代表各方签署本合同。

The signed Parties fully informed and easy to understand all the contents of this contract, stamped confirmation on this page; all parties are guaranteed, signer of this signature page validly authorized and enough to represent the Parties to sign the contract.

甲方(签章): 大庆市公安局

Party A (Sealed): Daqing City Public Security Bureau

负责人或授权代表(签字): Daqing City Public Security Bureau (seal)

Responsible person or authorized representative (Signature):

开户行: 龙江银行华侨支行

Bank: Longjiang bank overseas branches

地址:大庆市萨尔图区东风新村纬二路2号大庆市公安局装备财务处装备科

Address: No.2 WeiEr Road Dongfeng New Village Saertu District, Daqing City Public Security

Bureau

电话:18603678915,18603678456

Tel: 18603678915,18603678456

乙方(签章): 数海信息技术有限公司

Party B (Sealed):Shuahi Information Technology Co., Ltd

法人或授权代表(签字): Zhixin Liu

Legal or authorized representative (Signature):/s/ Zhixin Liu

开户行:招商银行股份有限公司北京丰台科技园支行

Bank: China Merchants Bank Co., Ltd. Beijing Fengtai Science Park Branch

帐号: 1109 1514 2610 601

Account Number: 1109 1514 2610 601

地址:北京市丰台区星火路1号昌宁大厦21层

Address: Floor 21,Changning Building,No.1 Xinghuo Road, Fengtai District, Beijing City

电话:18600849987

Tel: 18600849987